SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2006
Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway
Minneapolis, Minnesota 55432
(Address of Principal Executive Offices and Zip Code)

(763) 514-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Medtronic, Inc. conducts a significant portion of its operations through its subsidiaries. During the nine months ended January 27, 2006, Medtronic, Inc.’s subsidiaries earned 87.4% of Medtronic, Inc.’s consolidated revenues. Medtronic, Inc.’s subsidiaries also have significant liabilities, including direct obligations of approximately $293.8 million for borrowed money as of January 27, 2006.
Item 8.01. Other Events.
On April 11, 2006, Medtronic, Inc. issued the press release filed herewith as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:
Exhibit 99.1 Press release dated April 11, 2006.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
	By	/s/ Gary L. Ellis
Date: April 11, 2006	Gary L. Ellis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Medtronic, Inc.
Form 8-K Current Report

Exhibit Number	Description
99.1	Press release dated April 11, 2006